EXHIBIT 10.14
Fifth Addendum to Contract of Lease of 9.5.2001

To the First Addendum of 23.8.2001

To the Second Addendum of 23.8.2006

And to the Third Addendum of 26.10.2006

Made and Entered into in Yokneam

on the 4th of September 2007

Between
Shaar Yokneam, A Registered Limited Partnership

(Partnership No. 550014666)

Through its authorized signatories

Mr. Koby Ben Yakov (I.D. No. 10509131)

And Yitzchak (Tzachi) Levy (I.D. No. 22448534)

Authorized to sign on the partnership’s behalf and to bind the partnership.

Whose address for the purpose of this contract shall be

At the “Shaar Hacarmel” site

5 Nachum Chet Street, Tirat Carmel

Who shall hereinafter be referred to for the sake of brevity as “the Lessor”,
The First Party
And Between
Mellanox Technologies, Ltd. (a private registered company No. 512763285)

Through its authorized signatory Mr. Ayal Waldman (I.D. No. 56429095)

Authorized to sign on the company’s behalf and to bind the company

Whose address for the purpose of this contract shall be

At the Hermon Building, Shaar Yokneam, Yokneam

And who shall hereinafter be referred to for the sake of brevity as “the Lessee”,
The Second Party

Whereas	The Lessor is the registered owner or leaseholder, as the case may be, and the sole holder of possession of land in an area of approximately

62,000 m2 (hereinafter — “the Land”) including whole parcels and parts of parcels in block 11098, excepting part of parcels 21 and 82 which are not registered in the name of the Lessor and for whom Sultam, Ltd., who sold the rights in the above said Land to the Lessor undertook to acquire and to transfer the rights of ownership or leasehold to the Lessor;

And Whereas	The Land as described above is in an area zoned for industry according to the Local Planning Board plan C/297;

And Whereas	Amongst the other buildings built on the Land the building known as Hermon House has been built on part of parcels 48, 49, 50, 79 and 80 in block 11098 in a building known as Hermon House (hereinafter — “Hermon House”);

And Whereas	On 9.5.2001 a contract of lease was signed between the Lessor and the Lessee (hereinafter — “the Main Contract”) with respect of “the Leased Premises”, as defined in the Main Contract (hereinafter — “the Leased Premises”);

And Whereas	On 9.5.2001 a management contract was signed between the Lessor and the Lessee regulating the management of the building in which the Leased Premises are found (hereinafter - “the Management Agreement”);

And Whereas	On 23.8.2001 an addendum to the Main Agreement was signed between the Lessor and the Lessee (hereinafter — “the First Addendum”) according to which an “Additional Area” was added to the Leased Premises, as defined in the “First Addendum”, and also 5 (five) parking places were added to the Leased Premises (hereinafter — “the Additional Area”);

“The Leased Premises” plus “the Additional Area” including all 105 (one hundred and five) parking places, rented out to the Lessee under the Main Contract and pursuant to the First Addendum, shall hereinafter, for the sake of brevity, be referred to as the “New Leased Premises”;

And Whereas	On 23.8.2001 an agreement was signed between the Lessor and the Lessee regarding the execution of interior works in the Leased Premises (hereinafter — “the Second Addendum”);

And Whereas	On 26.10.2006 a third addendum to the “Main Contract” was signed between the Lessor and the Lessee according to which the Lease Period which is the subject matter of the Main Contract was extended (hereinafter — “the Third Addendum”);

And Whereas	On 15.5.2007 a seventh addendum to the “Main Contract” was signed between the Lessor and the Lessee according to which “the additional area the subject of the seventh addendum was added” as defined in the fourth addendum, (hereinafter — “the Fourth Addendum”).

And Whereas	The parties wish to alter the terms, conditions and provisions of the Main Contract of the First Addendum and of the Third Addendum, of the Fourth Addendum pursuant to that stipulated below in this addendum of the “Main Contract” (hereinafter:
“The Fifth Addendum”) and all of this in accordance with the terms and conditions and provisions of this Addendum of the Main Contract;

And Whereas	The Lessee is interested in leasing from the Lessor and the Lessor is interested in renting out to the Lessee, in addition to the New Leased Premises, an additional area of approximately 63.5 m2 located on the first floor (of the West Wing) of Hermon House, which is marked in yellow in the plans attached hereto as Appendix A of this Addendum, constituting a material and integral part hereof and 2 (two) parking places located in the open parking area at the back of “Hermon House” which is marked in Green in the plans attached hereto as Appendix B’ of this Addendum constituting a material and integral part hereof (the above area plus the above 2 (two) parking places, shall hereinafter, for the sake of brevity, be referred to as — “the Additional Area Pursuant to the Fifth Addendum”) and all of this, under the terms and conditions as detailed in this Addendum of the Main Contract;

“The New Leased Premises” as defined in the “Fourth Addendum” plus “the Additional Area Pursuant to the Fifth Addendum” shall hereinafter, for the sake of brevity, be referred to as “the Current Leased Premises the subject of the Fifth Addendum”;

And Whereas	Pursuant to the Main Contract, pursuant to the “First Addendum”, pursuant to the “Third Addendum” and pursuant to the “Fourth Addendum” and to this Addendum of the “Main Contract”, the New Leased Premises, the Additional Area Pursuant to the Fourth Addendum, “the Additional Area pursuant to the Fifth Addendum” and the Current Leased Premises the subject of the Fifth Addendum are rented out to the Lessee under a lease which is unprotected pursuant to the Protection of Tenancy Law (Consolidated Version), 5732 — 1972 (hereinafter — “the Law”).
Therefore it is Stipulated and Agreed Between the Parties as Follows:
Preamble and Appendices
1.	The preamble to this Addendum of the Main Contract and all appendices thereto as well as the facts specified therein, constitute an integral and a material part of this Addendum and shall be considered as if included in the body of this Addendum.
Changes to the Terms and Conditions of the Management Contract, the Management Contract, the First Addendum and the Third Addendum and the Fourth Addendum
2.	The parties hereby agree that all the terms and conditions and provisions of the Main Contract, of the Management Contract, of the First Addendum and of the Third Addendum and of the Third Addendum, shall apply, according to the changes as detailed below in this Addendum of the Main Contract also to the lease of the Current Leased Premises the subject of the Fifth Addendum pursuant to the terms and conditions of this Addendum.
The Addition of “The Additional Area Pursuant to the Fifth Addendum”
3.	The parties hereby agreed that an additional area as defined in the Fifth Addendum shall be added to the New Leased Premises, as defined in the “Fourth Addendum”, i.e. an additional area of approximately 63.5 m2 located on the first floor (in the West Wing) of Hermon House, marked in yellow in the plans attached hereto as Appendix A of this Addendum and which is an integral part hereof and 2 (two) parking places located in the parking area at the back of “Hermon House” marked in green in the plans attached hereto as Appendix B of this Addendum, and which is an integral part hereof and all of this pursuant to the terms and conditions of this Addendum.
The Adaptation of the “Additional Area Pursuant to the Fifth Addendum” and the Minutes of Delivery
4.	a.	It is hereby agreed that the “Additional Area Pursuant to the Fifth Addendum” will be delivered to the possession of the Lessee “AS IS” on 1.8.2008, after receiving 6 (six) checks signed by the Lessee made out to the order of the Lessor and which shall be delivered by the Lessee to the Lessor for the securing of the payment of the rent for the lease of the “Additional Area Pursuant to the Fifth Addendum” for the period starting on 1.8.2008 and ending on 31.12.2008.
b.	At the time of the delivery of possession of the “Additional Area Pursuant to the Fifth Addendum”, minutes will be drawn up prior to delivery to be signed by both parties to this Addendum and these minutes shall serve as prima facie proof that the Lessee has received possession of the “Additional Area Pursuant to the Fourth Addendum”, pursuant to the terms and conditions of this Addendum and to its complete satisfaction (hereinafter — “the Minutes of Delivery of the Additional Area Pursuant to the Fifth Addendum”).

If the Minutes of Delivery of the Additional Area Pursuant to the Fourth Addendum are not drawn up for any reason, then the actual receiving of possession of the Additional Area Pursuant to the Fifth Addendum shall be considered as confirmation on the part of the Lessee and as prima facie proof that indeed the Additional Area Pursuant to the Fifth Addendum has been delivered to the Lessee by the Lessor pursuant to the terms and conditions of this Addendum and to its full and complete satisfaction.
c.	The Lessee hereby declares that he has viewed the Additional Area Pursuant to the Fifth Addendum, Hermon House, the Land and its surroundings and that he has found the Additional Area Pursuant to the Fifth Addendum to be suitable and appropriate for all its purposes and needs regarding the use thereof in accordance with its needs and in accordance with the terms and conditions of this Addendum and that it hereby finally, completely and fully and absolutely waives any claim for defect and/or discrepancy in connection with the Additional Area Pursuant to the Fourth Addendum and/or in connection with its surroundings and/or in connection with Hermon House and/or in connection with the possibilities of utilizing it for its needs.

d.	The parties hereby agree that the Lessee shall be entitled to carry out in the Additional Area Pursuant to the Fifth Addendum at the sole and full expense of the Lessee, various work for the purpose of adapting the Additional Area Pursuant to the Fifth Addendum, for the needs of the Lessee, but subject to the plans and work that the Lessee intends to carry out in the additional area in accordance with the Fifth Addendum will require the prior written approval of the Lessor.

It is hereby clarified and agreed that all the provisions of the “Main Contract”, including the provisions of Sections 9, 19 and 31 of the “Main Contract” will apply to the adaptation work of the Additional Area Pursuant to the Fifth Addendum to be carried out by the Lessee, should it be so carried out, and all this with the necessary changes,

e.	It is hereby agreed that the breach of Section 4 above and/or the breach of any subsection thereof shall be considered as a fundamental breach both of this Addendum and of the Main Contract.
The Lease Period for the Additional Area Pursuant to the Fifth Addendum
5.	The parties hereby agree and undertake as follows:
a.	The Lessor hereby leases to the Lessee the Additional Area Pursuant to the Fifth Addendum and the Lessee hereby rents from the Lessor the Additional Area Pursuant to the Fifth Addendum, and all of this under rent which is not protected under the Protection of Tenancy Laws of all sorts including also under the Protection of Tenancy Law, 5732 — 1972 and all of this for a fixed and limited period of 53 (fifty three) months only, which shall start on 1.8.2007 and which shall end on 31.12.2011 (hereinafter — “the Lease Period of the Additional Area Pursuant to the Fifth Addendum”).

b.	The Lessee is hereby given a conditional option (hereinafter — “the Option for the Additional Area Pursuant to the Fifth Addendum”) to extend the “Lease Period of the Additional Area Pursuant to the Fifth Addendum” together with the realization of the “Option Pursuant to the Third Addendum”, as defined in the “Third Addendum”, together with the realization of the “Option Pursuant to the Fourth Addendum”, as defined in the “Fourth Addendum”, for a total period of time of 60 (sixty) months which shall start from 1.1.2012 and up until 31.12.2016 (hereinafter — “the Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum”), but this shall be provided that the Lessee delivers to the Lessor, by no later than 30.6.2011 [that is to say at least 6 (six) months before the termination date of the “Lease Period of the Additional Area Pursuant to the Fifth Addendum"], with prior written notice according to which it is fully realizing its right pursuant to the “Option for the Additional Area Pursuant to the Fifth Addendum” and that it is extending the “Lease Period of the Additional Area Pursuant to the Fifth Addendum”

up until the end of the “Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum”).

c.	To avoid any doubt, it is hereby emphasized and agreed that further to the terms and conditions mentioned in Section 5(b) above, it is hereby agreed between the parties that the Lessee shall not be entitled to continue with the lease pursuant to the “Option for the Additional Area Pursuant to the Fifth Addendum”, and shall not be entitled to any extension of the lease which is the subject matter of this Addendum, if it does not fully and timely fulfill all the terms and conditions of this Addendum, including if it does not make the full payments, pay the full rent and management fees which it has undertaken to pay pursuant to the terms and conditions and provisions of this Addendum.

However, a delay in the providing of the notice for the realization of the “Option for the Additional Area Pursuant to the Fifth Addendum” and/or a delay in the payment of any payment whatsoever of the Rent which shall not exceed 15 (fifteen) days from the date set out as the payment date of that relevant payment pursuant to the terms and conditions of this Addendum shall not negate the right from the Lessee to continue the lease pursuant to the “Option for the Additional Area Pursuant to the Fifth Addendum” and pursuant to all other terms and conditions of this Addendum.

For the avoidance of any doubt it is hereby emphasized and agreed that the realization of the “Option Pursuant to the Third Addendum” which is the subject matter of the “Third Addendum” shall be conditional on the Lessee also realizing the “Option for the Additional Area Pursuant to the Fourth Addendum” and also realizing the “Option for the Additional Area Pursuant to the Fifth Addendum” pursuant to the terms and conditions of this Addendum and also it is hereby agreed that the realization of the “Option for the Additional Area Pursuant to the Fifth Addendum” pursuant to the terms and conditions of this Addendum shall be conditional on the Lessee also realizing the “Option Pursuant to the Third

Addendum” pursuant to the terms and conditions detailed in the “Third Addendum” and also also realizing the “Option for the Additional Area Pursuant to the Fourth Addendum” pursuant to the terms and conditions detailed in the “Fourth Addendum”
d.	It is hereby agreed and emphasized that for the lease in the “Lease Period of the Additional Area Pursuant to the Fifth Addendum” the terms, conditions and provisions of the Main Contract, of the Management Contract, of the First Addendum and of the Third Addendum and of the Fourth Addendum shall apply and all of this subject to the changes to apply pursuant to the terms and conditions of this Addendum.

It is hereby agreed and emphasized that for the rent “in the Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum” all the terms, conditions and provisions of this Addendum shall apply regarding the rent in the “Lease Period of the Additional Area Pursuant to the Fourth Addendum”, but this shall be subject to the requisite changes, including the rate of the rent as detailed below in this Addendum.

e.	The Lessee shall not be entitled to shorten the “Lease Period of the Additional Area Pursuant to the Fifth Addendum” and/or the “Extended of the Lease Period of the Additional Area Pursuant to the Fifth Addendum” if indeed it duly realizes with respect of such the “Option for the Additional Area Pursuant to the Fifth Addendum” pursuant to the terms and conditions of this Addendum and all of this, without receiving the prior written consent from the Lessor.

Furthermore it is hereby agreed that if the Lessee leaves the Leased Premises for any reason whatsoever before the end of the “Lease Period of the Additional Area Pursuant to the Fifth Addendum” or before the end of the “Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum”, as the case may be, without receiving the prior written consent of the Lessor, the Lessee shall be obligated to continue to pay the Lessor the full rent and management fees as detailed below in this Addendum for all the balance of the “Lease Period of the Additional Area

Pursuant to the Fifth Addendum” and if it realizes the “Option for the Additional Area Pursuant to the Fifth Addendum”, also for any balance of the “Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum”, as the case may be.
f.	The breach of Section 5 above and/or the breach of any subsection thereof shall be considered a fundamental breach both of the Main Contract, of the First Addendum, of the Third Addendum, of the Fourth Addendum and also of this Addendum.
Rent and Management Fees — their amount, Payment Conditions and Payment Dates
6.	The Lessee hereby undertakes to pay the Lessor Rent and Management Fees for the lease of the “Additional Area Pursuant to the Fifth Addendum” as detailed below:
a.	1.	The Lessee hereby undertakes to pay the Lessor monthly Rent and Management Fees for the lease of the “Additional Area Pursuant to the Fifth Addendum” during the period starting from 1.8.2007 and ending on 31.12.2011 which shall amount to a monthly amount (principal) in New Israel Sheqels equivalent to the monthly amount (principal) of $1,148 plus linkage differences as set forth in Section 76 below plus VAT as required by law.
b.	Should the Lessee exercise the Option for the Additional Area Pursuant to the Fifth Addendum in accordance with all the terms, conditions and provisions of this Addendum and rents the Additional Area Pursuant to the Fifth Addendum then the Lessee hereby undertakes to pay the Lessor monthly Rent and Management Fees for the lease of the Additional Area Pursuant to the Fifth Addendum, throughout the “Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum” which shall amount to a monthly sum (principal) in New Israel Sheqels equivalent to the monthly sum (principal) of $1,263 (One Thousand Two Hundred and Sixty Three United States Dollars) [that is to say an addition of 10% (ten percent) to the Rent stipulated in Section 6(a) above plus linkage differences as set forth in Section 7 below plus Value Added Tax as required by law.
c.	The full monthly Rent and Management Fees which the Lessee must pay to the Lessor for the lease of the Additional Area Pursuant to the Fifth Addendum throughout the Lease Period of the Additional Area Pursuant to the Fifth Addendum and throughout the Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum, if the Option for the Additional Area Pursuant to the Fifth Addendum is exercised pursuant to the terms and conditions of this Addendum, will be paid by the Lessee to the Lessor in 3 monthly consecutive and continuous payments, each time making payment in advance for the full rent for 3 (three) additional months’ rent, excluding the first payment which will be paid by the Lessee to the Lessor for renting “the Additional Area Pursuant to the Fifth Addendum” as from 1.8.2007 and until 30.9.2007.

The payment date of the fir installment that the Lessee is obligated to pay the Lessor for leasing “the Additional Area Pursuant to the Fifth Addendum” as from 1.8.2007 until 30.9.2007 will be on the date of signing this Addendum, while the due dates of all the other 3 monthly payments which the Lessee must make to the Lessor for the leasing of the Additional Area Pursuant to the Fifth Addendum in accordance with the terms of this Addendum will be on the 1st (first) of the following calendar months: January, April, July and October which shall start from 1.10.2007 and up until the end of the Lease Period of the Additional Area Pursuant to the Fifth Addendum pursuant to the terms and conditions of this Addendum.

d.	In order to ease the collection of the full Rent and Management Fees which the Lessee must pay to the Lessor for the leasing of the Additional Area Pursuant to the Fifth Addendum for the first 17 (seventeen) months of leasing throughout the Rent Term of the Additional Area Pursuant to the Fifth Addendum, the Lessee will deliver to the Lessor, on the date of the signing of this Addendum, 6 (six) cheques signed by him, drawn up to the order of the Lessor and in the full amount of the Rent and Management Fees (principal) referring to the months of rent which shall apply starting from 1.8.2007 and ending on 31.12.2008.

This arrangement shall apply, mutatis mutandis, as the case may be, also with respect of the balance of the Lease Period of the Additional Area Pursuant to the Fifth Addendum and if the Option for the Additional Area Pursuant to the Fifth Addendum is exercised pursuant to all the terms, conditions and provisions of this Addendum, then also throughout the Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum, in such a manner so that by no later than 14 (fourteen) days before the commencement of every relevant Lease Period of 12 (twelve) calendar months’ rent, the Lessee will deliver to the Lessor 4 (four) additional cheques for the prior payment of the full Rent and Management Fees pursuant to the terms and conditions of this Addendum for the following 12 (twelve) months’ Rent, and all as the case may be.

The payment dates of these cheques shall be in accordance with the payment date stipulated in Section 6(c) above.

The full linkage differences to the US CPI Index, which shall apply for the linkage of the full Rent and Management Fees payments to the costs shall apply in the USCPI Index pursuant to that stipulated in Section 7 below which shall be paid by the Lessee to the Lessor in full and in effect at the payment dates of all the payments in Section 6(c) above.

To avoid doubt, it is hereby agreed and emphasized that the delivery of the above said cheques to the Lessor shall not be considered, under any circumstances, as payment on account of the Rent and the Management Fees which the Lessee must and/or which the Lessee will have to pay to the Lessor pursuant to the terms and conditions of this Addendum, and only the full and actual payment to the Lessor of these cheques shall be considered as payment on account of the Rent and the Management Fees owing to the Lessor from the Lessee pursuant to the terms and conditions of this Addendum.

Notwithstanding the above said it is hereby agreed by the parties that the Lessee shall be entitled, at its discretion, to pay the Rent and the Management Fees which it has undertaken to pay pursuant to the terms and conditions of this Addendum by dollar bank transfer to the Lessor’s account, No. 15030050 which is conducted at Bank Leumi Le’Israel B.M. (Yokneam Branch — Branch No. 876). The above said bank transfer dates shall be at the payment dates of the Rent and the Management Fees as detailed in Section 6(c) above.

Should the Lessee pay the Rent and the Management Fees by dollar bank transfer to the above said account of the Lessor, the relevant cheques shall be returned to the Lessee by the Lessor, which were delivered to the Lessor by the Lessee at the time of the signing of this Addendum for the securing of the payment thereof, within 7 (seven) days from the date of receiving written demand by the Lessee for the return of the relevant cheques.
e.	The breach of Section 6 above and/or the breach of any subsection thereof shall be considered as a fundamental breach of the Main Contract, of the First Addendum, of the Third Addendum, of the Fourth Addendum and of this Addendum.
Linkage of the Payments to the Representative Rate in New Israel Sheqels of the United States Dollar and the Increase in the US CPI Index
7.	a.	All payments of Rent and Management Fees which the Lessee must pay to the Lessor pursuant to the terms and conditions of this Addendum and stipulated in this Addendum in United States Dollars must be paid by the Lessee to the Lessor in New Israel Sheqels in accordance with the representative rate in New Israel Sheqels of the United States Dollar known at the actual payment date of each payment for the Rent and Management Fees as stated above, or for any part of these payments, to be paid by the Lessee to the Lessor pursuant to the terms and conditions of this Addendum.

b.	The parties hereby agree that all payments of Rent and Management Fees which the Lessee must pay to the Lessor pursuant to the terms and conditions of this Addendum shall be paid by the Lessee to the Lessor fully linked to all increases applying to the U.S. CPI Index and all pursuant to that detailed in the Main Contract, but subject to the U.S. CPI basic index for the purpose of calculating the Rent which the Lessee must pay to the Lessor for the leasing of the Additional Area Pursuant to the Fourth Addendum to be published on 15.12.2006 for the month of November 2006 (hereinafter — “the Basic Index”).

Furthermore it is agreed and clarified that if any New Index is less than any New Index — then the calculations of the linkage shall be drawn up in accordance with the New Index most recently published prior to the actual date of the making of any relevant payment.

c.	It is hereby clarified that the provisions of Section 13 of the Main Contract shall apply to the payment of Rent and Management Fees pursuant to the terms and conditions of this Addendum, mutatis mutandis, as the case may be.

d.	The breach of Section 7 above and/or the breach of any subsection thereof shall be considered a fundamental breach of the Main Contract, of the First Addendum, of the Third Addendum, of the Fourth Addendum and of this Addendum.
Collateral
8.	a.	It is hereby agreed that all the collateral delivered and/or to be delivered by the Lessee to the Lessor pursuant to the provisions of the Main Contract, the First Addendum and the Third Addendum, and of the Fourth Addendum including all bank guarantees which are the subject of the Main Contract and the above said Addenda of the Main Contract shall serve for the securing of the fulfillment of the Lessee’s undertakings pursuant to that detailed in the Main Contract, the First Addendum and the Third Addendum, and the Fourth Addendum and this Addendum of the Main Contract.

The breach of Section 8 and/or the breach of any subsections thereof, shall be considered as a fundamental breach both of the Main Contract, the First Addendum, the Third Addendum and of this Addendum.
Negating of the Protection of Tenancy Laws
9.	a.	The Lessor hereby undertakes to lease the Additional Area Pursuant to the Fifth Addendum to the Lessee and the Lessee for its part undertakes hereby to rent from the Lessor the Additional Area Pursuant to the Fifth Addendum and all of this pursuant to a lease for which the Protection Law and/or the protection of tenancy laws of all sorts shall not apply throughout the duration of the Lease Period of the Additional Area Pursuant to the Fifth Addendum and throughout the duration of the Extended Lease Period of the Additional Area Pursuant to the Fifth Addendum, should the Option for the Additional Area Pursuant to the Fifth Addendum be exercised pursuant to the terms and conditions of this Addendum.

	b.	The Lessee hereby declares that it has not paid the Lessor any key money for the Additional Area Pursuant to the Fifth Addendum and/or any part thereof, that it has not undertaken to pay any key money for the renting of the Additional Area Pursuant to the Fifth Addendum and/or any part thereof, that it has not given any consideration for the Additional Area Pursuant to the Fifth Addendum and/or any part thereof, cannot be considered as key money under the Law and that the protection of tenancy laws of various sorts including the Law shall not grant it any protection whatsoever as a protected tenant with respect of the Rent of the Additional Area Pursuant to the Fifth Addendum and/or part thereof.

	c.	It is hereby agreed that the breach of Section 9 above and/or the breach of any subsection thereof shall be considered as a fundamental breach of the Main Contract and of the First Addendum, of the Third Addendum and of the Fourth Addendum and of this Addendum.

Guarantees and Taxes
10.	a.	For the avoidance of doubts it is hereby agreed and emphasized that before any use is made by the Lessee and/or anyone on its behalf of the Additional Area Pursuant to the Fourth Addendum the Lessee shall provide the Lessor with all the confirmations regarding the insurance policies for all of the insurance policies which the Lessee has undertaken to procure pursuant to that detailed in the Main Contract and also “the Additional Area Pursuant to the Fifth Addendum.
b.	The parties hereby agree that the terms, conditions and provisions of the Main Contract shall be binding on the parties in all matters relating to the renting of the Additional Area Pursuant to the Fifth Addendum and considering the changes detailed in the First Addendum, the Third Addendum, the Fourth Addendum and in this Addendum.

c.	It is hereby agreed and clarified that further to the Rent stipulated in Section 6 above, the Lessee undertakes to pay in full, regularly and by the due dates, starting from 1.8.2007 all the said taxes, levies, payments and expenses applicable with respect of the Additional Area Pursuant to the Fifth Addendum including all the taxes, fees, municipal rates and taxes, obligatory payments, and all other payments involved with the use and/or possession of the Additional Area Pursuant to the Fifth Addendum and pursuant to the terms and conditions of this Addendum as is required by that stipulated in Section 22 of the Main Contract the conditions of which shall apply, mutatis mutandis, as the case may be, also to the rent of the Additional Area Pursuant to the Fifth Addendum, pursuant to the terms and conditions of this Addendum of the Main Contract.

Similarly the Lessee will pay all the taxes, levies, fees and expenses for electricity, water, municipal rates and taxes and other such additional regular payments involved with the management of its business in the Additional Area Pursuant to the Fifth Addendum and/or the holding thereof and/or the maintenance thereof and/or the use thereof of the Additional Area Pursuant to the Fifth Addendum.

Notwithstanding the above said it is hereby and declared that the payment for electricity for the chillers of the air condition system at Hermon House is included in the Management Fees stipulated in Section 6 above.

d.	The Lessee hereby undertakes to use the Additional Area Pursuant to the Fifth Addendum only for the purposes of the lease as defined in the Main Contract.

e.	It is hereby agreed between the parties that the breach of Section 10 above and/or the breach of any subsection therein shall be considered as a fundamental breach of the Main Contract, of the First Addendum, of the Third Addendum and of the Fourth Addendum and of this Addendum.
General
11.	a.	It is agreed and emphasized that the terms and conditions of the Main Contract, the First Addendum and the Third Addendum and of the Fourth Addendum shall apply to the lease which is the subject matter of this Addendum, mutatis mutandis, all as the case may be, and pursuant to the terms and conditions of this Addendum.
b.	The parties hereby agree that in any event of the fundamental breach of the Main Contract and/or the First Addendum and/or the Third Addendum and/or of the Fourth Addendum and/or of this Addendum by the Lessee, the provisions of the Main Contract, the First Addendum, the Third Addendum and the Fourth Addendum shall apply, including in the matter of the vacating of the New Leased Premises and/or the Additional Area Pursuant to the Fourth Addendum and/or the Additional Area Pursuant to the Fifth Addendum shall apply mutatis mutandis.

c.	The parties agree that all the terms and definitions mentioned in this Addendum shall have the same meaning given to them in the Main Contract and/or the First Addendum and/or the Third Addendum and/or the Fourth Addendum in the Management Agreement, but all of this provided that no other definition and/or contrary definition has been provided in this Addendum.

d.	The parties hereby agree that the fundamental breach of this Addendum of the Main Contract shall be considered, for all intents and purposes, as a fundamental breach both of the Main Contract, the First Addendum and of the Third Addendum and the Fourth Addendum.

e.	Any change to the terms, conditions and provisions of this Addendum shall be done in writing only and signed by both parties to this Addendum. Any notice pursuant to this Addendum shall be done in writing only.
In Witness Whereof the Parties Have Set Their Hand:-

The Lessor: (Signed and stamped)

Shaar Yokneam

Limited Registered Partnership
The Lessee: (Signed and stamped)
Mellanox Technologies, Ltd.

Three plans are attached to the Contract